SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):
June 6, 2018

ALLIANCE DATA SYSTEMS CORPORATION
(Exact Name of Registrant as Specified in Charter)

DELAWARE	001-15749	31-1429215
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

7500 DALLAS PARKWAY, SUITE 700
PLANO, TEXAS 75024
(Address and Zip Code of Principal Executive Offices)

(214) 494-3000
(Registrant's Telephone Number, including Area Code)

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    [  ]

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 6, 2018, the Company's Annual Meeting was held at the Company's corporate headquarters at 7500 Dallas Parkway, Suite 700, Plano, Texas 75024.  A total of 48,646,036 shares of the Company's common stock were present or represented by proxy at the Annual Meeting, representing approximately 87.70% of the Company's shares outstanding as of April 9, 2018, the record date set for the Annual Meeting. The matters voted on at the Annual Meeting and the results for each matter were as follows:

(a) Each of Bruce K. Anderson, Roger H. Ballou, Kelly J. Barlow, E. Linn Draper, Jr., Edward J. Heffernan, Kenneth R. Jensen, Robert A. Minicucci, Timothy J. Theriault and Laurie A. Tucker was elected as a director of the Company to serve until the 2019 annual meeting of stockholders.

Bruce K. Anderson

42,850,266	For
2,185,935	Against
8,646	Abstain
3,601,189	Broker Non-Votes

Roger H. Ballou

42,726,265	For
2,309,151	Against
9,431	Abstain
3,601,189	Broker Non-Votes

Kelly J. Barlow

44,801,534	For
234,829	Against
8,484	Abstain
3,601,189	Broker Non-Votes

E. Linn Draper, Jr.

43,026,827	For
2,010,295	Against
7,725	Abstain
3,601,189	Broker Non-Votes

Edward J. Heffernan

44,563,331	For
473,892	Against
7,624	Abstain
3,601,189	Broker Non-Votes

Kenneth R. Jensen

42,900,054	For
2,136,021	Against
8,772	Abstain
3,601,189	Broker Non-Votes

Robert A. Minicucci

41,736,478	For
3,290,825	Against
17,544	Abstain
3,601,189	Broker Non-Votes

Timothy J. Theriault

44,554,478	For
481,729	Against
8,640	Abstain
3,601,189	Broker Non-Votes

Laurie A. Tucker

44,291,824	For
726,596	Against
26,427	Abstain
3,601,189	Broker Non-Votes

(b) Executive compensation was approved, on an advisory basis, by the Company's stockholders.

42,929,784	For
2,090,713	Against
24,350	Abstain
3,601,189	Broker Non-Votes

(c) The selection of Deloitte & Touche LLP as the Company's independent registered public accounting firm for 2018 was ratified by the Company's stockholders.

48,123,000	For
509,002	Against
14,034	Abstain

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Alliance Data Systems Corporation

Date: June 8, 2018	By:	/s/ Charles L. Horn
Charles L. Horn
Executive Vice President and
Chief Financial Officer